EXHIBIT 99.2

This document is important and requires your immediate attention. If you have any questions as to how to deal with the transactions described in this document, you are encouraged to consult your investment dealer, stockbroker, bank manager, accountant, lawyer or other professional advisor. The Offer has not been approved or disapproved by any securities regulatory authority in Canada or the United States and no securities regulatory authority has expressed an opinion about, or passed upon the fairness or merits of the Offer contained in this document, the securities offered pursuant to the Offer or the adequacy of the information contained in this document. Any representation to the contrary is unlawful.

January 20, 2012

NOTICE OF VARIATION AND EXTENSION

by

ABITIBIBOWATER INC. (doing business as RESOLUTE FOREST PRODUCTS)

and

RFP ACQUISITION INC.,

an indirect wholly-owned subsidiary of ABITIBIBOWATER INC.

Offer to Purchase

all of the outstanding Common Shares

of

FIBREK INC.

for a consideration per Common Share of Fibrek Inc. payable, at the election of each holder, in one of the following forms:

Cdn$0.55 per Share in Cash plus 0.0284 of a Share of Common Stock of

ABITIBIBOWATER INC.

OR

Cdn$1.00 per Share in Cash (subject to proration as described in the Offer to Purchase and Circular)

OR

0.0632 of a Share of Common Stock of ABITIBIBOWATER INC. (subject to proration as described in the Offer to Purchase and Circular)

AbitibiBowater Inc., doing business as Resolute Forest Products (“Resolute”), and RFP Acquisition Inc., its indirect wholly-owned subsidiary (“RFP Acquisition” and, together with Resolute, the “Offerors”), hereby give notice that we are extending the period of acceptance of our offer dated December 15, 2011, (the “Offer”), as previously amended and supplemented by the notice of variation dated January 9, 2012 (the “First Notice of Variation”), pursuant to which we are offering to purchase all of the common shares of Fibrek Inc. (“Fibrek”) including any Fibrek common shares that may become issued and outstanding after the date of the Offer but before the Expiry Time (as defined below) upon the exercise of options issued under Fibrek’s share option plan implemented on May 19, 2010 or the exercise, conversion or exchange of other securities of Fibrek that are convertible into or exercisable or exchangeable for Fibrek Shares, together with any rights associated with Fibrek Shares that may be issued under any shareholder rights plan adopted by Fibrek before the Expiry Time (the “Fibrek Shares”) for the purpose of and as described in this Notice of Variation and Extension.

THE OFFER HAS BEEN EXTENDED AND IS NOW OPEN FOR ACCEPTANCE UNTIL

5:00 P.M. (EASTERN TIME) ON FEBRUARY 13, 2012 (THE “EXPIRY TIME”), UNLESS FURTHER

EXTENDED OR WITHDRAWN BY US.

This Notice of Variation and Extension supplements and should be read in conjunction with the Offer to Purchase and Circular dated December 15, 2011 and the First Notice of Variation. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Offer to Purchase and Circular, as amended and supplemented by the First Notice of Variation, unless the context otherwise requires, and “we”, “us” and “our” refer to the Offerors or to Resolute with its subsidiaries and controlled affiliates, either individually or collectively, as the case may require.

Fibrek shareholders who have validly deposited and not withdrawn their Fibrek Shares do not need to take any further action to accept the Offer. Fibrek shareholders desiring to deposit all or any portion of their Fibrek

Shares under the Offer should either (i) complete and sign the Letter of Transmittal (printed on blue paper) previously provided to Fibrek shareholders or a manually signed facsimile copy thereof in accordance with the instructions in the Letter of Transmittal and mail or deliver it, together with the certificate(s) evidencing deposited Fibrek Shares, and any other required documents, to Canadian Stock Transfer Company Inc. (the “Depositary”) at its office specified in the Letter of Transmittal, (ii) deposit such Fibrek Shares pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance”, or (iii) request such Fibrek shareholder’s broker, dealer, commercial bank, trust company or other nominee to effect transaction for such Fibrek shareholder. Alternatively, Fibrek shareholders may follow the procedures of guaranteed delivery set forth in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery (printed on green paper) previously provided to Fibrek shareholders or a facsimile thereof. Any Fibrek shareholder whose Fibrek Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee must contact the Depositary or its broker, investment dealer, bank, trust company or other nominee if such Fibrek shareholder desires to deposit such Fibrek Shares in the Offer.

Resolute Common Stock is traded on both the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (“TSX”) under the symbol “ABH”. Fibrek Shares are traded on TSX under the symbol “FBK”.

The securities offered in the Offer involve certain risks. For a discussion of risk factors you should consider in evaluating the Offer, see the Section entitled “Risk Factors” beginning on page 25 of the Offer to Purchase and Circular.

NONE OF THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION, ANY CANADIAN SECURITIES REGULATORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE OFFER TO PURCHASE AND CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

While the Offer is being made to all holders of Fibrek Shares, this document does not constitute an offer or a solicitation in any jurisdiction in which such offer or solicitation is unlawful. The Offer is not being made in, nor will deposits be accepted in, any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction. However, we may, in our sole discretion, take such action as we may deem necessary to make the Offer in any such jurisdiction.

Questions or requests for assistance may be directed to Georgeson Shareholder Communications Canada Inc. (the “Information Agent”) at its address and telephone number set forth on the back cover of this Notice of Variation and Extension. Requests for additional copies of this document, the Offer to Purchase and Circular, the First Notice of Variation, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, and copies will be furnished promptly at our expense. Fibrek shareholders may also contact their brokers, investment dealers, banks, trust companies or other nominees for assistance concerning the Offer.

We have not authorized anyone to provide any information or make any representation in connection with the Offer that is different from, or in addition to, the information and representations contained in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension or in any materials regarding the Offer accompanying the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension or incorporated by reference herein or therein. Fibrek shareholders should not rely on any information or any representations regarding the Offer not contained in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension or in the documents regarding the Offer accompanying the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension or incorporated by reference herein or therein.

The Dealer Manager for the Offer in Canada is:

NOTICE TO SHAREHOLDERS IN CANADA

Fibrek shareholders in Canada should be aware that the disposition of Fibrek Shares and the acquisition of Resolute Common Stock by them as described in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension may have tax consequences both in Canada and the U.S. Such consequences may not be fully described in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension and such shareholders are encouraged to consult their tax advisors. See Section 17 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 18 of the Circular, “Material U.S. Federal Income Tax Considerations”.

NOTICE TO SHAREHOLDERS IN THE U.S.

Fibrek shareholders in the U.S. should be aware that the disposition of Fibrek Shares and the acquisition of Resolute Common Stock by them as described in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension, may have tax consequences both in the U.S. and in Canada. Such consequences may not be fully described in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension and such shareholders are encouraged to consult their tax advisors. See Section 18 of the Circular, “Material U.S. Federal Income Tax Considerations” and Section 17 of the Circular, “Material Canadian Federal Income Tax Considerations”.

The enforcement by investors of civil liabilities under U.S. federal securities Laws may be affected adversely by the fact that RFP Acquisition is organized under the Laws of Canada, that some or all of our officers and directors may reside outside the U.S., that the Dealer Manager and some of the experts named in the Offer to Purchase and Circular as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension may reside outside the U.S., and that all or a substantial portion of our assets and of the assets of such persons may be located outside the U.S.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements in this Notice of Variation and Extension, the Offer to Purchase and Circular, the First Notice of Variation, and the documents incorporated by reference herein or therein that are not reported financial results or other historical information of Resolute or Fibrek, are “forward-looking” statements and involve risks and uncertainties relating to Resolute’s efforts to continue to reduce costs and increase revenues and profitability, including our cost reduction initiatives regarding selling, general and administrative expenses; business outlook; assessment of market conditions; liquidity outlook, prospects, growth, strategies and the industry in which we operate; expected benefits resulting from this Offer and stated reasons to accept the Offer; and strategies for achieving our goals generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should”, “would”, “could”, “will”, “may”, “expect”, “believe”, “anticipate”, “attempt”, “project” and other terms with similar meaning indicating possible future events or potential impact on our business or Resolute stockholders. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to any forward-looking statements made in connection with an exchange offer.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. The potential risks and uncertainties that could cause our actual future financial condition, results of operations and performance to differ materially from those expressed or implied in this Notice of Variation and Extension, the Offer to Purchase and Circular, the First Notice of Variation, and the documents incorporated by reference herein or therein include, but are not limited to: Resolute Common Stock issued in connection with the Offer may have a market value lower than expected; the businesses of Resolute and Fibrek may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; the expected benefits, synergies and cost savings from the Offer may not be fully realized or not realized within the expected time frame; the possible delay in the completion of the steps required to be taken for our eventual acquisition of Fibrek, including the possibility that approvals or clearances required to be obtained from regulatory and other agencies and bodies will not be obtained in a timely manner; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees and suppliers; and all other potential risks and uncertainties set forth under the Section entitled “Risk Factors” of the Offer to Purchase and Circular.

All forward-looking statements in this Notice of Variation and Extension, the Offer to Purchase and Circular, the First Notice of Variation, and the documents incorporated by reference herein or therein are expressly qualified by the cautionary statements contained or referred to in this section and in our other filings with the SEC and the Canadian securities regulatory authorities. We disclaim any obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable Laws.

Market and Industry Data

Information about industry or general economic conditions contained in this Notice of Variation and Extension, the Offer to Purchase and Circular, the First Notice of Variation, and the documents incorporated by reference herein or therein is derived from third-party sources and certain trade publications that we believe are widely accepted and accurate; however, we have not independently verified this information and cannot provide assurances of its accuracy.

RECENT DEVELOPMENTS

On January 9, 2012, in response to certain comments raised by the SEC on Resolute’s registration statement on Form S-4 which contains the Offer to Purchase and Circular initially filed with the SEC on December 15, 2011 (the “S-4 Registration Statement”), Resolute filed Amendment No. 1 to the S-4 Registration Statement. The First Notice of Variation was prepared under Canadian securities Laws and regulations in order to give effect to Amendment No. 1 to the S-4 Registration Statement under Canadian take-over bid rules.

On January 17, 2012, we issued a press release announcing that (i) the SEC had granted our request to accelerate the effectiveness of the S-4 Registration Statement such that our S-4 Registration Statement is now effective, (ii) the U.S. Federal Trade Commission granted our request for early termination of the statutory waiting period for U.S. competition and antitrust review, and (iii) we filed, on January 17, 2012, an application with the Québec Bureau de décision et révision for an order to cease trade the rights and all securities issued or issuable pursuant to the shareholder rights plan adopted by Fibrek on December 19, 2011 in response to the Offer and for certain related orders.

On January 20, 2012, we announced that we extended the Expiry Date of the Offer to February 13, 2012 as set forth in this Notice of Variation and Extension, in order to allow the Bureau to complete its review of the proposed acquisition contemplated by the Offer following a Supplementary Information Request issued by the Bureau, and for the Bureau de révision et décision (Québec) to hear our application for an order to cease trade all rights and securities issued or issuable under Fibrek’s shareholder rights plan that we filed on January 17, 2012. We are currently working to comply expeditiously with the Supplementary Information Request. The hearing before the Bureau de révision et décision (Québec) is scheduled to commence on February 1, 2012 and the final scheduled hearing date is February 8, 2012.

MARKET PRICES AND EXCHANGE RATE

On January 20, 2012, the closing sale prices of Resolute Common Stock on the NYSE and TSX were US$14.91 and Cdn$15.08, respectively, and the closing sale price of the Fibrek Shares on TSX was Cdn$1.01. In addition, on January 20, 2012, the exchange rate for one U.S. dollar expressed in Canadian dollars based on the Bank of Canada Noon Rate was Cdn$1.0143. Fibrek shareholders are encouraged to obtain current market quotations for Resolute Common Stock and Fibrek Shares and current exchange rate information prior to making any decision with respect to the Offer.

WHERE TO FIND ADDITIONAL INFORMATION

In connection with the Offer, Resolute has filed with the SEC a registration statement on Form S-4, as amended, in connection with the proposed transaction with Fibrek. INVESTORS AND SECURITY HOLDERS OF RESOLUTE AND FIBREK ARE URGED TO READ THESE DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents are available free of charge through the web site maintained by the SEC at www.sec.gov, by calling the SEC at telephone number 800-SEC-0330 or on Resolute’s website at www.resolutefp.com.

NOTICE OF VARIATION AND EXTENSION

The Offer to Purchase and Circular, the First Notice of Variation and this Notice of Variation and Extension contain important information which should be read carefully before making a decision with respect to the Offer.

January 20, 2012

TO HOLDERS OF FIBREK SHARES:

On January 20, 2012, by written notice given to the Depositary and as set forth in this Notice of Variation and Extension, we amended our Offer to Purchase and Circular dated December 15, 2011, pursuant to which we are offering to purchase, on the terms and subject to the conditions contained therein, all of the issued and outstanding Fibrek Shares (the “Original Offer”), as amended and supplemented by the First Notice of Variation. Unless the context otherwise requires, capitalized terms used but not defined herein have the meanings set forth in the Offer to Purchase and Circular.

Except as otherwise set forth in this Notice of Variation and Extension, the terms and conditions of the Original Offer set forth in the Offer to Purchase and Circular, as amended and supplemented by the First Notice of Variation, continue to be applicable in all respects. This Notice of Variation and Extension should be carefully read in conjunction with the Offer to Purchase and Circular, the First Notice of Variation, the Letter of Transmittal and the Notice of Guaranteed Delivery.

All references to the “Offer” in the Offer to Purchase and Circular, the First Notice of Variation, the Letter of Transmittal, the Notice of Guaranteed Delivery and this Notice of Variation and Extension mean the Original Offer, as amended and supplemented by the First Notice of Variation and this Notice of Variation and Extension.

1.	EXTENSION OF THE OFFER

The Offerors are hereby extending the expiry time of the Offer to 5:00 p.m. (Eastern time) on February 13, 2012.

The definition of “Expiry Time” included in the Offer to Purchase and Circular, as amended and supplemented by the First Notice of Variation, is deleted and the following definition is added to the “Glossary” section in the appropriate alphabetical order:

“Expiry Time” means 5:00 p.m., Eastern Time, on February 13, 2012 or as may be extended”.

Section 2 of the Offer to Purchase, “Time for Acceptance”, is deleted in its entirety and replaced with the following:

The Expiry Time is at 5:00 p.m., Eastern Time, on February 13, 2012 or, if later, the latest date and time to which the time of expiration of the Offer has been extended, as described in Section 5 of the Offer to Purchase, “Extension of the Expiry Time, Withdrawal, Variation or Change of the Offer”. We will not amend the Offer in such a manner as would cause the Expiry Time to occur earlier than 5:00 p.m., Eastern Time, on February 13, 2012.

The Expiry Time may be subject to extensions, depending on the timing of receipt of regulatory approvals and other factors.

In addition, all references to “5:00 p.m., Eastern Time, on January 20, 2012” in the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular as well as in the First Notice of Variation, are amended so as to now refer to “5:00 p.m., Eastern Time, on February 13, 2012”.

2.	TIME FOR ACCEPTANCE

The Offer will remain open for acceptance until 5:00 p.m., Eastern Time, on February 13, 2012, unless extended or withdrawn by us.

3.	MANNER OF ACCEPTANCE

Fibrek Shares which have not already been deposited pursuant to the Offer may be deposited under the Offer in accordance with the provisions of Section 3 of the Offer to Purchase, “Manner of Acceptance”.

4.	TAKE UP OF, AND PAYMENT FOR, DEPOSITED FIBREK SHARES

If all conditions described in the Offer to Purchase and Circular have been satisfied or waived by us at or immediately prior to the Expiry Time, we will take up and promptly pay for Fibrek Shares validly deposited under the Offer and not properly withdrawn. Under Canadian Law, take up and payment must occur no later than ten days after the Expiry Time. All Fibrek Shares taken up under the Offer will be paid for promptly and, in any event, within three Business Days after having been taken up. Fibrek Shares deposited pursuant to the Offer after the first date on which Fibrek Shares have been taken up and paid for by us will be taken up and paid for not later than ten days after such deposit.

Fibrek shareholders should refer to Section 6 of the Offer to Purchase, “Take Up and Payment for Deposited Fibrek Shares” for details regarding the take up of and payment for Fibrek Shares deposited under the Offer.

5.	WITHDRAWAL OF DEPOSITED SHARES

Fibrek Shares deposited under the Offer may be withdrawn by or on behalf of the depositing Fibrek shareholder (unless otherwise required or permitted by applicable Laws):

•	at any time before Fibrek Shares deposited under the Offer are taken up and paid for by us; or

•	at any time before the expiration of the tenth day after the date upon which:

—	this Notice of Variation and Extension;

—

a notice of change relating to a change that has occurred in the information contained in the Offer to Purchase and Circular, and such change is one that would reasonably be expected to affect the decision of a Fibrek shareholder to accept or reject the Offer (other than a change that is not within our control or the control of our affiliates, unless it is a change in a material fact relating to

Resolute Common Stock); provided that such change occurs before the Expiry Time or after the Expiry Time but before the expiration of all rights of withdrawal in respect of the Offer; or

—	any subsequent notice of variation concerning a further variation of the terms of the Offer;

is first mailed, delivered or otherwise properly communicated, unless in either case the Fibrek Shares have been taken up before the date of such notice of change or variation.

The ten-day period referred to above may be extended to ten Business Days where required by U.S. securities Laws.

Notice of withdrawal of deposited Fibrek Shares must: (i) be made by a method that provides the Depositary with a timely written or printed copy of such notice; (ii) be made by or on behalf of the depositing Fibrek shareholder; (iii) be signed by or on behalf of the depositing Fibrek shareholder; (iv) specify such Fibrek shareholder’s identity, the number of Fibrek Shares to be withdrawn, and the name of the registered Fibrek shareholder; and (v) be actually received by the Depositary within the applicable time limits specified above.

If certificates evidencing the Fibrek Shares to be withdrawn have been delivered or otherwise identified to the Depositary then, prior to the physical release of such certificates, the serial numbers shown on such certificates must be submitted to the Depositary and, unless the notice of withdrawal is signed by the registered owner of such Fibrek Shares or such Fibrek Shares have been deposited by or for the account of an Eligible Institution, the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution. If Fibrek Shares have been deposited pursuant to the procedures for book-entry transfer as described in Section 3 of the Offer to Purchase, “Manner of Acceptance”, any notice of withdrawal must specify the name and number of the account at CDS or DTC, as applicable, to be credited with the withdrawn Fibrek Shares or otherwise comply with the procedures of CDS or DTC, as applicable.

Withdrawals may not be rescinded and will take effect upon actual receipt by the Depositary of a properly completed notice of withdrawal. Any Fibrek Shares withdrawn will be deemed not properly deposited for the purposes of the Offer, but may be re-deposited at any time on or prior to the Expiry Time by following the applicable procedures described in Section 3 of the Offer to Purchase, “Manner of Acceptance”.

6.	STATUTORY RIGHTS

Securities legislation of the provinces and territories of Canada provides security holders of Fibrek with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.

APPROVAL AND CERTIFICATE OF RESOLUTE FOREST PRODUCTS

The foregoing, together with the Offer to Purchase and Circular and the First Notice of Variation, contain no untrue statement of a material fact and do not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Dated: January 20, 2012

(Signed) Richard Garneau	(Signed) Jo-Ann Longworth
Richard Garneau	Jo-Ann Longworth
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer

On behalf of the board of directors

(Signed) Richard D. Falconer	(Signed) Richard B. Evans
Richard D. Falconer	Richard B. Evans
Director	Director

APPROVAL AND CERTIFICATE OF RFP ACQUISITION INC.

The foregoing, together with the Offer to Purchase and Circular and the First Notice of Variation, contain no untrue statement of a material fact and do not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Dated: January 20, 2012

(Signed) Richard Garneau	(Signed) Jo-Ann Longworth
Richard Garneau	Jo-Ann Longworth
President	Vice President and Chief Financial Officer

On behalf of the board of directors

(Signed) Richard Garneau	(Signed) Jacques P. Vachon
Richard Garneau	Jacques P. Vachon
Director	Director

THE DEPOSITARY FOR THE OFFER IS:

The office of the Depositary is:

Canadian Stock Transfer Company Inc.

acting in its capacity as administrative agent for CIBC Mellon Trust Company,

By Hand or Courier

320 Bay Street, Basement Level (B1 Level)

Toronto, ON M5H 4A6

By Mail

P.O. Box 1036

Adelaide Street Postal Station

Toronto, ON M5C 2K4

Inquiries

Local: (416) 682-3860

Toll Free (North America): 1-800-387-0825

E-mail: inquiries@canstockta.com

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE INFORMATION AGENT:

North American Toll Free Number: 1-866-598-0048

Email: askus@georgeson.com